                                                                                 Exhibit 99.2

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENTS OF INCOME
(Millions, except per share amounts)
(Unaudited)

	Three Months		Six Months
	Ended June 30		Ended June 30
	2006	2005	2006	2005

OPERATING REVENUES:
Gas utility	$159.1	$186.0	$731.8	$702.7
Electric utility	96.0	96.9	201.2	191.6
Energy services and other	62.4	43.3	159.0	109.1
Total operating revenues	317.5	326.2	1,092.0	1,003.4

OPERATING EXPENSES:
Cost of gas sold	88.5	116.3	517.5	487.2
Cost of fuel and purchased power	30.9	33.0	69.0	62.2
Cost of energy services and other	47.6	31.4	126.0	83.0
Other operating	68.3	65.8	141.1	136.9
Depreciation and amortization	41.9	38.5	83.5	75.6
Taxes other than income taxes	11.8	12.0	34.9	34.1
Total operating expenses	289.0	297.0	972.0	879.0

OPERATING INCOME	28.5	29.2	120.0	124.4

OTHER INCOME:
Equity in earnings of unconsolidated affiliates	(2.2)	0.7	11.5	7.1
Other - net	(8.2)	1.6	(6.1)	4.0
Total other income	(10.4)	2.3	5.4	11.1

INTEREST EXPENSE	21.9	19.7	45.7	39.8

INCOME BEFORE INCOME TAXES	(3.8)	11.8	79.7	95.7

INCOME TAXES	(8.1)	(1.6)	17.8	26.2

NET INCOME	$4.3	$13.4	$61.9	$69.5

AVERAGE COMMON SHARES OUTSTANDING	75.7	75.6	75.7	75.6
DILUTED COMMON SHARES OUTSTANDING	76.0	76.1	76.1	76.2

EARNINGS PER SHARE OF COMMON STOCK

BASIC	$0.06	$0.18	$0.82	$0.92

DILUTED	$0.06	$0.18	$0.81	$0.91

VECTREN UTILITY HOLDINGS
AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENTS OF INCOME
(Millions - Unaudited)

	Three Months		Six Months
	Ended June 30		Ended June 30
	2006	2005	2006	2005

OPERATING REVENUES:
Gas utility	$159.1	$186.0	$731.8	$702.7
Electric utility	96.0	96.9	201.2	191.6
Other	0.5	0.1	0.9	0.3
Total operating revenues	255.6	283.0	933.9	894.6

OPERATING EXPENSES:
Cost of gas sold	88.5	116.3	517.5	487.2
Fuel for electric generation	30.9	33.0	69.0	62.2
Other operating	59.6	59.2	121.2	120.8
Depreciation and amortization	37.7	34.5	74.8	67.9
Taxes other than income taxes	11.6	11.7	34.4	33.5
Total operating expenses	228.3	254.7	816.9	771.6

OPERATING INCOME	27.3	28.3	117.0	123.0

OTHER INCOME - NET	1.9	1.1	2.8	3.3

INTEREST EXPENSE	18.2	16.4	38.2	33.3

INCOME BEFORE INCOME TAXES	11.0	13.0	81.6	93.0

INCOME TAXES	3.9	5.2	31.1	37.1

NET INCOME	$7.1	$7.8	$50.5	$55.9

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
CONSOLIDATED BALANCE SHEETS
(Millions - Unaudited)
	June 30,	December 31,
	2006	2005

ASSETS
Current Assets
Cash & cash equivalents	$6.7	$20.4
Accounts receivable - less reserves of $4.4 &
$2.8, respectively	116.4	197.8
Accrued unbilled revenues	46.7	240.6
Inventories	125.6	144.6
Recoverable fuel & natural gas costs	-	15.4
Prepayments & other current assets	106.5	106.4
Total current assets	401.9	725.2
Utility Plant
Original cost	3,726.2	3,632.0
Less: accumulated depreciation & amortization	1,420.7	1,380.1
Net utility plant	2,305.5	2,251.9
Investments in unconsolidated affiliates	187.3	214.7
Other investments	107.6	111.6
Non-utility property - net	243.3	240.3
Goodwill - net	207.1	207.1
Regulatory assets	102.7	89.9
Other assets	33.2	27.4
TOTAL ASSETS	$3,588.6	$3,868.1

LIABILITIES & SHAREHOLDERS' EQUITY
Current Liabilities
Accounts payable	$92.8	$159.0
Accounts payable to affiliated companies	49.9	162.3
Refundable fuel & natural gas costs	34.9	7.6
Accrued liabilities	131.7	156.6
Short-term borrowings	175.5	299.9
Current maturities of long-term debt	0.4	0.4
Long-term debt subject to tender	-	53.7
Total current liabilities	485.2	839.5
Long-term Debt - Net of Current Maturities &
Debt Subject to Tender	1,251.7	1,198.0
Deferred Income Taxes & Other Liabilities
Deferred income taxes	226.0	227.3
Regulatory liabilities	289.8	272.9
Deferred credits & other liabilities	191.0	186.7
Total deferred credits & other liabilities	706.8	686.9
Minority Interest in Subsidiary	0.4	0.4
Common Shareholders' Equity
Common stock (no par value) – issued & outstanding
76.2 and 76.0 shares, respectively	524.6	528.1
Retained earnings	644.0	628.8
Accumulated other comprehensive loss	(24.1)	(13.6)
Total common shareholders' equity	1,144.5	1,143.3
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY	$3,588.6	$3,868.1

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Millions - Unaudited)

	Six Months
	Ended June 30
	2006	2005

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$61.9	$69.5
Adjustments to reconcile net income to cash from operating activities:
Depreciation & amortization	83.5	75.6
Deferred income taxes & investment tax credits	0.6	(0.1)
Equity in earnings of unconsolidated affiliates	(11.5)	(7.1)
Provision for uncollectible accounts	8.0	9.9
Expense portion of pension & postretirement periodic benefit cost	5.4	6.5
Other non-cash charges - net	12.8	(1.7)
Changes in working capital accounts:
Acounts receivable & accrued unbilled revenue	268.1	189.7
Inventories	19.0	2.1
Recoverable fuel & natural gas costs	42.7	30.8
Prepayments & other current assets	(1.9)	39.9
Accounts payable, including to affiliated companies	(183.6)	(113.3)
Accrued liabilities	(32.2)	4.8
Uconsolidated affiliate dividends	32.1	7.0
Changes in noncurrent assets	(17.8)	(3.3)
Changes in noncurrent liabilities	(11.2)	(9.3)
Net cash flows from operating activities	275.9	301.0

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from:
Stock option exercises & other stock plans	0.1	-
Requirements for:
Dividends on common stock	(46.2)	(45.2)
Redemption of preferred stock of subsidiary	-	(0.1)
Net change in short-term borrowings	(124.4)	(159.5)
Net cash flows from financing activities	(170.5)	(204.8)

CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from:
Unconsolidated affiliate distributions	0.3	0.2
Notes receivable & other collections	2.8	0.8
Requirements for:
Capital expenditures, excluding AFUDC equity	(107.6)	(90.5)
Unconsolidated affiliate investments	(14.2)	(6.8)
Notes receivable & other investments	(0.4)	-
Net cash flows from investing activities	(119.1)	(96.3)

Net decrease in cash & cash equivalents	(13.7)	(0.1)
Cash & cash equivalents at beginning of period	20.4	9.6
Cash & cash equivalents at end of period	$6.7	$9.5

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
HIGHLIGHTS
(Millions - Unaudited)

	Three Months		Six Months
	Ended June 30		Ended June 30
	2006	2005	2006	2005

REPORTED EARNINGS:
Utility Group	$7.1	$7.8	$50.5	$55.9

Non-utility Group
Energy Marketing and Services	0.3	1.0	13.2	8.1
Mining Operations	0.9	1.3	2.7	2.6
Energy Infrastructure Services	0.8	0.2	(0.4)	(1.9)
Other Businesses	0.2	(0.2)	0.2	(0.7)
Total Non-utility Operations	2.2	2.3	15.7	8.1

Corporate and Other	-	(0.1)	-	(1.0)

Sub-Total Operations	9.3	10.0	66.2	63.0

Synfuels-related	(5.0)	3.4	(4.3)	6.5

Vectren Consolidated	$4.3	$13.4	$61.9	$69.5

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
SELECTED GAS DISTRIBUTION
OPERATING STATISTICS
(Unaudited)

	Three Months		Six Months
	Ended June 30		Ended June 30
	2006	2005	2006	2005

GAS OPERATING REVENUES (Millions):

Residential	$101.9	$120.4	$486.5	$468.9
Commercial	40.8	48.1	202.9	194.7
Industrial	12.6	12.7	34.7	31.7
Miscellaneous Revenue	3.8	4.8	7.7	7.4
	$159.1	$186.0	$731.8	$702.7

GAS MARGIN (Millions):

Residential	$44.4	$45.2	$137.3	$140.0
Commercial	12.6	12.7	44.4	45.6
Industrial	9.8	9.7	24.7	25.3
Miscellaneous	3.8	2.1	7.9	4.6
	$70.6	$69.7	$214.3	$215.5

GAS SOLD & TRANSPORTED (MMDth):

Residential	7.7	9.2	39.4	47.6
Commercial	3.7	4.3	17.3	20.9
Industrial	18.0	19.2	43.5	46.0
	29.4	32.7	100.2	114.5

AVERAGE GAS CUSTOMERS

Residential	890,674	885,954	898,361	893,186
Commercial	83,179	82,870	83,823	83,586
Industrial	1,643	1,635	1,650	1,606
	975,496	970,459	983,834	978,378

YTD WEATHER AS A PERCENT OF NORMAL:

Heating Degree Days	81%	88%	83%	92%

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
SELECTED ELECTRIC
OPERATING STATISTICS
(Unaudited)

	Three Months		Six Months
	Ended June 30		Ended June 30
	2006	2005	2006	2005

ELECTRIC OPERATING REVENUES (Millions):

Residential	$27.9	$29.7	$58.1	$58.1
Commercial	22.6	23.7	44.5	44.0
Industrial	30.5	29.8	60.8	55.8
Municipals	6.6	6.6	12.2	12.2
Miscellaneous Revenue	3.0	1.5	5.9	2.4
Total Retail	90.6	91.3	181.5	172.5
Net Wholesale Revenues	5.4	5.6	19.7	19.1
	$96.0	$96.9	$201.2	$191.6

ELECTRIC MARGIN (Millions):

Residential	$21.9	$22.9	$44.4	$45.0
Commercial	16.5	16.8	31.9	31.8
Industrial	17.9	16.3	34.5	31.6
Municipals	3.9	3.5	6.6	6.8
Miscellaneous	2.9	1.6	5.7	2.4
Total Retail	63.1	61.1	123.1	117.6
Net Wholesale Margin	2.0	2.8	9.1	11.8
	$65.1	$63.9	$132.2	$129.4

ELECTRICITY SOLD (GWh):

Residential	317.3	329.0	672.7	691.3
Commercial	331.1	336.5	632.7	640.1
Industrial	671.3	651.1	1,309.2	1,270.0
Municipals	156.9	169.4	302.2	319.0
Miscellaneous Sales	4.4	4.3	9.6	9.1
Total Retail	1,481.0	1,490.3	2,926.4	2,929.5
Wholesale	189.7	632.9	652.3	1,696.9
	1,670.7	2,123.2	3,578.7	4,626.4

AVERAGE ELECTRIC CUSTOMERS

Residential	120,869	119,720	120,893	119,776
Commercial	18,796	18,695	18,764	18,661
Industrial	107	107	107	106
All Others	49	55	50	55
	139,821	138,577	139,814	138,598

YTD WEATHER AS A PERCENT OF NORMAL:

Cooling Degree Days	94%	93%	94%	92%
Heating Degree Days	81%	88%	83%	92%